UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)     October 26, 2004

HERBST GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-71044	88-0446145
(Commission File Number)	(IRS Employee Identification No.)

3440 West Russell Road, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 889-7695

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2004, Market Gaming, Inc., a wholly-owned subsidiary of the Company (“MGI”), renewed and extended its Gaming Devices License Agreement with The Vons Companies, Inc.  The license agreement provides MGI the right to place up to 15 gaming devices in supermarket locations operated by Vons or its affiliates in Clark, Nye, Lincoln and Esmeralda Counties, Nevada for a term commencing November 1, 2004 and terminating in 2011.  The Company has applied for Confidential Treatment of the pricing information contained in this license agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.
(Registrant)

Date: November 1, 2004	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer